FIG Partners’ 2nd Annual West Coast
Bank CEO Forum

Daniel P. Myers

President

Chief Executive Officer

February 10, 2011

Thomas A. Sa

Executive Vice President

Chief Financial Officer and Chief Strategy Officer

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Forward Looking Statements

      Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements.  These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6)
changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation on internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities.  The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-
K and 10-Q on file with the SEC.

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Why Are We Different?

Business banking focus

True business line diversification

commercial/industrial  technology  structured finance   SBA  cash
management  international trade services  CRE/construction

Early & proactive risk recognition and management

Positioned to prosper as economic recovery takes hold

Solid core business franchise

A business banking franchise that is the

Professional Business Bank of Choice

for small and middle market companies, and emerging technology businesses, in the markets we serve

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Bridge Bank Franchise

Funding-driven approach to building the business

Experienced board and management

Disciplined execution of our business plan

No subprime, GSE, CDO, SIV exposure

Reduced exposure to construction and land

Full range of corporate banking products delivered through
experienced advisors

Unique & effective use of banking technology

Attractive Silicon Valley market and other expansion
opportunities

Ranked No. 1 for largest non-real estate C&I portfolio1

1 American Banker Magazine, American Bankers Association, Published January 21, 2011; Independent banks with less than $1 billion of assets.

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% Deposits

Santa Clara,

San Mateo,

Alameda

Counties

Market Opportunity

Silicon Valley Region Deposits:

$110.7 Billion

Adjusted to reflect roll-ups of WAMU to Chase, Wachovia to WFB, UCBH to East West and Merrill to BofA

Source: FDIC; as of June 30, 2010

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The Environment

SIGNS OF STABILITY:

Residential Real Estate

Technology Sector

Loan Demand

AREAS OF CONCERN:

Unemployment

Commercial Real Estate

Venture Capital Funding Levels

Government / Regulation

Deleveraging

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Average Total Assets ($M)

Expanding Market Presence

Core deposit driven

Purely organic growth

$1b total assets

       EOP Q4’10

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Focus on Core Funding Sources

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$ millions

(EOP)

Deposit Mix

95% core deposits

Cost of funds

40 bps FY ’10

31 bps Q4 ‘10

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Diversification of Lending Activity

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Loan Mix as of December 31, 2010

60%

non-real estate

$652 Million

@ 12-31-10

Peer Average*

Non-Real Estate % of Total Loans – 22%*

*US Public Banks $500M-$1.5B TA; SNL as of September 30, 2010

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Loan Portfolio Diversification

BBNK RE = 40% (60% Non-RE)

Peer*  RE = 78% (22% Non-RE)

*US Public Banks $500M-$1.5B TA; SNL as of September 30, 2010

December 31, 2010

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Ranked #1 for Largest C&I Portfolio

(Non-Real Estate)

Source:  American Banker magazine, American Bankers Association, Independent banks with less than $1 billion of assets.

Land & Construction Outstanding as a
% of Bank Regulatory Capital In ($MM’s)

56.6%

Jun-09

$94.0

$79.7

80.9%

Mar-09

$117.2

$97.8

100.4%

Dec-08

$49.0

$39.4

39.2%

Jun-10

$47.5

38.9%

Mar-10

$37.3

Dec-09

$33.4

$46.6

38.6%

$34.3

$20.6

181.5%

Sep-09

$66.4

Dec-10

$49.8

$40.7

39.6%

Sep-10

$128.1

$105.3

110.1%

Sep-08

$142.1

$101.0

Jun-08

$161.2

$102.3

$12.8

28.0%

$52.9

Construction

Land

% of Regulatory Capital

Regulatory
Threshold

100%

Total CRE Outstanding as a % of Bank
Regulatory Capital In ($MM’s)

Dec-10

Sep-10

$120.8

$39.4

96.8%

Jun-10

$118.1

$37.3

96.6%

Mar-10

$115.3

$34.3

95.6%

Dec-09

$120.7

$20.6

101.2%

Sep-09

$131.7

$52.9

112.3%

Jun-09

$165.0

$79.7

142.1%

Mar-09

$185.1

$97.8

158.5%

Dec-08

$202.4

$105.3

173.9%

Sep-08

$211.8

$101.0

$41.1

Jun-08

$239.1

$102.3

269.3%

97.4%

$9.1

$40.7

$122.4

CRE Investment & Unsecured Loans to Developers

Construction

Land

% of Regulatory Capital

Regulatory
Threshold

300%

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Land & Construction Breakdown
(8%)

Total Loan Portfolio

Construction

(6.1%)

Land

(1.4%)

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All percentages stated as percent of total loan portfolio

Const Reduced 64%*

Land Reduced 86%*

* = Amount of Commitments Reduced from June 30, 2008 to December 31, 2010

CRE Breakdown (18%)

41% = Owner Occupied

59% = Investor

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                                Current                @ origination

LTV  =       46%*          50%**

DSC =       1.39x*        1.49x**

CAP =       7.4%*         6.6**

= LTV, DSR, CAP = CRE portfolio weighted averages for Q4 2010

** = LTV, DSR, CAP = CRE portfolio weighted averages at loan origination

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High Quality Business

Peer*

Average

3.75%

= *US Public Banks $500M-$1.5B TA; SNL as of December 31, 2010

Net Interest Margin

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Credit Quality Trends

PEER* (ALLL/Loans)

Reserves Remain High While

Credit Losses Moderate

= SNL Data: US Public Banks Total Assets $0.5B to $1.5M as of December 31, 2010

1.98%

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Operating Leverage

$MM

*

BBNK
Revenue/Employee
146% of Peer*
Group Avg

*= Average Rev/Empl of US Public Banks $500M-$1.5B TA; SNL as of as of September 30, 2010

Revenue
Per
Employee
($000)

Effective Revenue Generation

302.2

207.6

$100

$150

$200

$250

$300

$350

2003

2004

2005

2006

2007

2008

2009

2010

BBNK

Peer

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BBNK Capital Structure

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2010 Summary

Operating profit of $2.6 million

54% growth from 2009 to 2010

Surpassed $1.0 billion in total assets

Substantially improved TCE ratio

$3M savings per year from preferred-to-common conversion

Secured $30M private placement

Continued strong growth in core deposits

Improving credit quality

NCOs reduced 56% from prior year

NPA’s including TDR’s reduced by 31%

NIM expanded to 4.99% from 4.58% in 2009

Robust new business activity

$474 million in new credit commitments

360+ new client relationships

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Net Income & EPS

$1.27

$1.57

($000, except per diluted share amounts)

$0.85

$0.46

$0.24

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

($1.15)

($0.42)

$0.06

Preferred
Dividends

‘09 $4,203

‘10 $1,955

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Potential Tailwinds Ahead…

Utilization rates on LOC at low ebb

Have continued to add new commitments

Utilization currently in the range of 35-40%

As economy improves rate could move up to 45%+

Natural asset-sensitivity

Positioned for rising rate environment

Ready funding source for increased loan demand

Lower levels of credit stress

Potential recoveries

Normalizing of credit costs

Continued organic growth

Loan balance increased 13% in 2010

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Investment Summary

Improving fundamentals provide strong foundation for
increasing profitability

Growing core deposit franchise

Increasing loan demand

Improved operating leverage

Expanding net interest margin

Improving credit quality with manageable exposure to
CRE

Strong capital position provides opportunity to pursue
attractive growth opportunities in our markets

Increasing presence in market with attractive long-
term growth potential

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Thank You / Q & A